                                                                   EXHIBIT 10.55

                                VOTING AGREEMENT


         This Voting Agreement ("AGREEMENT") is made and entered into as of March 1, 2002 among ComVest Venture Partners, L.P., a Delaware limited partnership ("INVESTOR"), and the undersigned shareholders of Horizon Medical Products, Inc., a Georgia corporation (the "COMPANY"), listed on Exhibit A hereto (collectively, the "Stockholders"). As used in this Agreement, the term "Stockholder" means, with respect to each person listed on Exhibit A hereto, such person.

                                    RECITALS

         A. Investor, Medtronics, Inc. ("MEDTRONICS") and the Company have executed a Note Purchase Agreement (the "PURCHASE AGREEMENT") dated as of March 1, 2002, pursuant to which the Company has agreed to issue and the Investor has agreed to purchase $4,400,000 of the Company's Senior Subordinated Convertible Notes (the "SUBORDINATED NOTES") and, if applicable, up to $15,000,000 of the Company's Senior Notes (the "SENIOR NOTES"), Medtronic has agreed to purchase $4,000,000 of the Company's Subordinated Notes and, in the sole discretion of the Investor, the Company shall issue an additional $6,600,000 of Subordinated Notes to additional purchasers (collectively, the "TRANSACTION").

         B. Investor, Bank of America, N.A. and Banc of America Commercial Finance Corporation, formerly known as NationsCredit Commercial Corporation (collectively, the "SELLER"), have entered into an agreement (the "BOA AGREEMENT") setting forth the terms and conditions of a purchase by Investor of all of the Seller's right, title, interest and benefit to, in and under that certain loan to the Company (the "LOAN") evidenced by a Revolving Credit Note in the original principal amount of $50,000,000 from the Company to Seller dated as of May 26, 1998 (the "NOTE").

         C. Investor has entered into the Purchase Agreement and the BofA Agreement in reliance upon the execution and delivery of this Agreement by the Stockholders.

         D. Each Stockholder is the record holder and/or beneficial owner (as defined in rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of such number of shares of the Company's outstanding capital stock ("COMPANY STOCK") and securities convertible into Company Stock as indicated on Exhibit A, which Exhibit A sets forth the nature of such ownership.

         NOW, THEREFORE, in consideration of the foregoing and the covenants, promises and representations set forth herein, the parties agree as follows:

         1. Agreement to Retain Shares.

                  1.1 Transfer and Encumbrance. Until the later of (i) the earlier of (A) such date and time as the Stockholder/AMEX Conversion Approval and the Stockholder Approval (each as defined in the Purchase Agreement) have each been obtained or (B) such date and time as the Purchase Agreement shall have been terminated in accordance with its terms; and (ii) if Investor closes the transaction contemplated by the BofA Agreement and purchases the Note, 6 months from the date hereof (the "EXPIRATION DATE"), no Stockholder will assign, sell, pledge, hypothecate or otherwise transfer or dispose of any of the Shares (as defined in Section 4.1 below), or any interest therein, deposit any of such shares or securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy with respect thereto (except as contemplated by this Agreement and the Proxy (as defined in Section 3 below)) or enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect transfer or disposition of any of the Shares. In the case of any transfer by operation of law, this Agreement shall be binding upon the transferee.

                  1.2 Additional Purchases. Each Stockholder agrees that any shares of the Company's capital stock or other securities of the Company that such Stockholder purchases or with respect to which such Stockholder otherwise acquires beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) after the execution of this Agreement and prior to the Expiration Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

         2. Agreement to Vote Shares. Each Stockholder will, with respect to the Shares, at every meeting of the stockholders of the Company called with respect to, and at every adjournment thereof, and on every action or approval by consent of the stockholders of the Company with respect to approval of the Purchase Agreement and the transactions contemplated therein and any matter that could reasonably be expected to facilitate the consummation of the transactions contemplated by the Purchase Agreement vote such Shares in favor of approval of the Purchase Agreement and the transactions contemplated therein and any matter that could reasonably be expected to facilitate the consummation of the transactions contemplated by the Purchase Agreement (including, without limitation, any issuance by the Company of the Subordinated Notes and the Senior Notes, and shares of its common stock issuable upon the exercise of conversion (or similar) rights granted to the holders of the Subordinated Notes and the Senior Notes, and any amendments to the Company's Certificate of Incorporation or Bylaws required pursuant to the Purchase Agreement). Each Stockholder agrees not to take any actions contrary to such Stockholder's obligations under this Agreement.

         3. Irrevocable Proxy. Each Stockholder acknowledges that concurrently with the execution of this Agreement, such Stockholder has executed and delivered to Investor an Irrevocable Proxy, coupled with an interest, the form of which is attached hereto as Exhibit B (the "PROXY"), so as to vote the Shares set forth therein in accordance with this Agreement and each Stockholder hereby grants to Investor such irrevocable proxy.

         4. Representations, Warranties and Covenants of the Stockholders.

                  4.1 Each Stockholder owns, beneficially and/or of record, as of the date hereof, the number of shares of Company Stock or securities convertible into Company Stock set forth next to his name in Exhibit A hereto (the "SHARES"), subject to no rights of others and free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Stockholder's voting rights, charges and other encumbrances of any nature whatsoever other than those imposed by federal and state securities laws (provided that 831,789 Shares held by Marshall Hunt have been pledged to Tapir Investments (Bahamas) Ltd., pursuant to a Loan and Pledge Agreement, dated April 1998). On the date hereof, the Shares constitute all of the shares of Company Stock or securities convertible into Company Stock owned, beneficially and/or of record, by each such Stockholder. The Stockholder's right to vote or dispose of the Shares owned, beneficially and/or of record, by such Stockholder is not subject to any voting trust, voting agreement, voting arrangement or proxy and such Stockholder has not entered into any contract, option or other arrangement or undertaking with respect thereto.

                  4.2 Each Stockholder has the legal capacity to execute, deliver and perform this Agreement and the Proxy. This Agreement constitutes a valid and binding obligation of each Stockholder enforceable against such Stockholder in accordance with its terms. If such Stockholder is an individual married and the Shares constitute community property under applicable law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, the Stockholder's spouse enforceable against such spouse in accordance with its terms. If such Stockholder is a person other than an individual, such Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

                  4.3 The execution, delivery and performance by each Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) result in any breach or violation of or be in conflict with or constitute a default under the terms of any law, order, regulation or agreement or arrangement to which he is a party or by which he is bound, (ii) require any filing with or authorization by any governmental entity, or (iii) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which he is entitled under any provision of any agreement or other instrument binding on him.

         5. Additional Documents. Each Stockholder hereby covenants and agrees to execute and deliver any additional documents and instruments, and take such actions, necessary or desirable, in the opinion of Investor, to carry out the intent of this Agreement.

         6. Consent and Waiver. Each Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the transactions contemplated in the Purchase Agreement under the terms of any agreements to which such Stockholder is a party or pursuant to any rights such Stockholder may have.

         7. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

         8. Miscellaneous.

                  8.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  8.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein or in the Proxy, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

                  8.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  8.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Buyer will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Investor upon any such violation, Investor shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Investor at law or in equity without any requirement of the posting of a bond or other security.

                  8.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

              If to Investor:       Comvest Venture Partners, L.P.
                                    c/o Commonwealth Associates L.P.
                                    830 Third Avenue
                                    New York, New York 10022
                                    Attn: Carl G. Kleidman
                                    Fax: (212) 829-5978

              With a copy to:       Brown Raysman Millstein Felder & Steiner LLP
                                    900 Third Avenue
                                    New York, New York 10022
                                    Attn: Stuart Bressman
                                    Fax: (212) 895-2900

              If to a Stockholder:  At the address provided on the signature page hereto

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

                  8.6 Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof. Each of the parties hereto hereby further consents to the jurisdiction of the federal and state courts located in New York County, New York for the purpose of pursuing any remedy. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any such dispute, action or proceeding based on a lack of personal jurisdiction or the laying of venue.

                  8.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

                  8.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  8.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

                           [Signature page to follow.]

         IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.


                                 COMVEST VENTURE PARTNERS, L.P.


                                 By: Comvest Capital Management LLP,
                                          its General Partner

                                 By:  /s/ Travis L. Provow
                                      -------------------------------------
                                 Name:   Travis L. Provow
                                        -----------------------------------
                                 Title:  President and Managing Director
                                        -----------------------------------

                                 SHAREHOLDERS



                                 /s/ Marshall B. Hunt
                                 ----------------------------------------
                                 Marshall B. Hunt

                                 Address for Notice:

                                 4200 Northside Parkway
                                 Seven North Parkway Square
                                 Atlanta, Georgia 30327


                                 Hunt Family Investments, L.L.L.P.


                                 By:    /s/ Marshall B. Hunt
                                        --------------------------------
                                        Marshall B. Hunt
                                        Managing General Partner

                                 Address for Notice:

                                 4200 Northside Parkway
                                 Seven North Parkway Square
                                 Atlanta, Georgia 30327



                                 /s/ William E. Peterson, Jr.
                                 ----------------------------------------
                                 William E. Peterson, Jr.


                                 Address for Notice:

                                 4200 Northside Parkway
                                 Seven North Parkway Square
                                 Atlanta, Georgia 30327

                                    EXHIBIT A

                           OWNERSHIP OF CAPITAL STOCK

---------------------------------- ---------------------- ------------------------ ----------------- ------------------
        Beneficial Owner             Shares of Common      Shares of Preferred         Options           Warrants
        ----------------             -----------------     --------------------        --------          --------
                                           Stock                   Stock
                                           -----                   -----
---------------------------------- ---------------------- ------------------------ ----------------- ------------------

Marshall B. Hunt                          3,646,198*                --                    --                --
---------------------------------- ---------------------- ------------------------ ----------------- ------------------

William E. Peterson, Jr.                  2,921,890                 --                    --                --
---------------------------------- ---------------------- ------------------------ ----------------- ------------------
Hunt Family Investments, L.L.L.P.
                                            924,210                 --                    --                --
---------------------------------- ---------------------- ------------------------ ----------------- ------------------

--------------
* Includes the 924,210 shares of Common Stock owned by Hunt Family Investments, L.L.L.P. which Mr. Hunt is deemed to beneficially own as the managing general partner.

                                    EXHIBIT B

                                IRREVOCABLE PROXY

                      WITH RESPECT TO THE CAPITAL STOCK OF
                         HORIZON MEDICAL PRODUCTS, INC.


         This Irrevocable Proxy is granted pursuant to the Voting Agreement, dated as of March 1, 2002 (the "VOTING AGREEMENT"), among ComVest Venture Partners, L.P. ("INVESTOR"), Marshall Hunt, William Peterson and the Hunt Family Investments, L.L.L.P. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Voting Agreement.

         The undersigned Stockholder of Horizon Medical Products, Inc., a Georgia corporation (the "COMPANY"), hereby irrevocably appoints as the sole and exclusive attorney and proxy of the undersigned until the Expiration Date, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of the Company and any other securities of Company beneficially owned by the undersigned, which shares and other securities are listed on Exhibit A to the Voting Agreement (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         Investor and the undersigned Stockholder agree and acknowledge that the grant of this Irrevocable Proxy is a material inducement for Investor to enter into the Purchase Agreement and is therefore coupled with an interest and irrevocable. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of the Company shareholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Purchase Agreement, the transactions contemplated therein and any other matter that could reasonably be expected to facilitate the consummation of such transactions (including, without limitation, any issuance by the Company of the Subordinated Notes and the Senior Notes, and shares of its common stock issuable upon the exercise of conversion (or similar) rights granted to the holders of the Subordinated Notes and the Senior Notes, and any amendments to the Company's Certificate of Incorporation or Bylaws required pursuant to the Purchase Agreement).

         The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the shareholders of the Company and in every written consent in lieu of such meeting, in favor of approval of the Purchase Agreement and the transactions contemplated therein, and any other matter that could reasonably be expected to facilitate the consummation of the transactions as described above, and may not exercise this proxy on any other matter.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.



Dated:  March 1, 2002


                                             /s/ Marshall B. Hunt
                                             -------------------------------
                                             Marshall B. Hunt


                                 Signature Page

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.



Dated:  March 1, 2002


                                             /s/ William E. Peterson, Jr.
                                             -------------------------------
                                             William E. Peterson, Jr.


                                 Signature Page

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.



Dated:  March 1, 2002


                                     HUNT FAMILY INVESTMENTS, L.L.L.P.


                                     By: /s/ Marshall B. Hunt
                                        ----------------------------------
                                        Marshall B. Hunt
                                        Managing General Partner


                                 Signature Page